UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) February 1, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On February 1, 2005, General Motors Corporation (GM) issued a news release announcing January 2005 sales. The release is as follows:

GM Reports 279,653 Deliveries in January, Up 1 Percent
Cadillac and Chevrolet Sales Up, Continuing Strong Sales Pace Set in 2004 Full-Size Pickup Deliveries Rose 6 Percent, Led by Solid Silverado and Sierra Sales

DETROIT - General Motors dealers sold 279,653 new cars and trucks in January, up 1 percent compared to year-ago deliveries. GM's truck sales (162,267) were up 1 percent, and car sales (117,386) were up 2 percent.

"GM's January sales were soft, but not surprising, given our strong close in December and some tough weather across most of the country," said John Smith, group vice president, GM North America Vehicle Sales, Service and Marketing. "Chevrolet and Cadillac enjoyed solid sales in January, with models like the Chevrolet Cobalt, Aveo and Equinox and the Cadillac STS and Escalade leading the way. Other key vehicles - like the Cadillac CTS, Chevrolet Silverado and Saturn Relay also sold well in January. Industry and GM sales should improve over the balance of the first quarter."

In trucks, GM's full-size pickup sales rose 6 percent on the strength of Chevrolet Silverado and GMC Sierra deliveries, both of which were up versus last year. Additionally, the mid-size pickups Chevrolet Colorado and GMC Canyon had a combined sales improvement of more than 200 percent and also contributed to the
17.5 percent increase for total GM pickup sales.

In addition to sales gains in full-size pickups, small utility vehicle sales were up 78.5 percent, paced by the new Chevrolet Equinox. Deliveries of Cadillac SRX, GM's entry into the medium luxury utility segment, rose 24.5 percent. Additionally, GM's large luxury SUV sales improved 13 percent, led by sales increases for Cadillac Escalade and Escalade ESV and HUMMER H2.

January sales of full-size vans continued on the strong pace that began in 2004. The combination of Chevrolet and GMC full-size van sales generated a 31 percent increase over year-ago levels.

GM's car sales in January were up 2 percent, driven by solid sales performances by launch vehicles. Entry-level car sales were up 9 percent, led by the new Chevrolet Cobalt and Aveo. Mid-size car deliveries were up 2.5 percent, paced by year-over-year sales improvements for Chevrolet Malibu and Impala and positive sales results for new vehicles like the Pontiac G6 and Buick LaCrosse. In the luxury car segment, Cadillac CTS continued its record sales pace.

Among GM brands, Cadillac, Chevrolet, HUMMER and Saab posted sales gains over year-ago levels. Saturn's sales were comparable to last year (-0.2 percent).

Cadillac's strong sales results continued in January with a 3 percent improvement in total sales and a 19 percent increase in truck deliveries. Escalade, Escalade ESV and SRX all had sales that were significantly higher than last January. Escalade deliveries rose 23 percent, Escalade ESV sales were up 27 percent, and SRX sales jumped 24.5 percent. CTS had yet another strong month with record sales that were 19 percent higher than year-ago levels. The CTS is entering its fourth year in the market and continues to have year-over-year sales increases. January sales represent the 12th time in the last 13 months that CTS sales have equaled or improved upon the previous year's deliveries.

Chevrolet's total sales were up 13 percent, with a 33 percent improvement in car sales. A significant part of the sales lift came from the addition of the Cobalt and Aveo to the Chevrolet product portfolio. Cobalt had a 32 percent sales improvement over December. Aveo sales in January were nearly triple its year-ago level. On the truck side, Silverado sales improved 8 percent, and Colorado had solid sales results, selling more than 10,000 units for the fourth time in the last five months.

HUMMER sales were up 5 percent in January. H2 deliveries rose 6 percent, bolstered by the addition of the H2 SUT, which accounted for 27 percent of H2 sales.

Saab sales improved 8 percent compared to January 2005 on the strength of the 9-3.

Saturn's total deliveries were comparable to last year (-0.2 percent), led by truck sales, which were up 28 percent. Relay, Saturn's new crossover sport van, made a significant contribution to this gain, posting sales that were 32 percent above December's sales. Vue deliveries also were in positive territory, up 3 percent.

Certified Used Vehicles

January sales for all GM certified used vehicle brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned, Used Cars from Saturn and Saab Certified Pre-Owned, were 40,063 units, down 5 percent from last year.

GM Certified Used Vehicles, the industry's top-selling manufacturer-certified used brand, posted sales of 34,331 units in January, down 3 percent from year-ago levels.

Cadillac Certified Pre-Owned Vehicles posted sales of 2,893 units in January, up 1 percent. Used Cars from Saturn sold 2,393 units, down 23 percent. Saab Certified Pre-Owned Vehicles sold 446 units, down 40 percent.

"Coming off a record fourth quarter and industry record certified sales in 2004, GM Certified Used Vehicles posted solid sales results in January," Smith said. "GM Certified continues to lead all manufacturers in the certified category, and we are very upbeat about the prospects for continued growth in 2005."

GM North America Reports January Production, 2005 First-Quarter Production Forecast Revised

In January, GM North America produced 351,500 vehicles (141,500 cars and 210,000 trucks), compared to 378,200 vehicles (144,700 cars and 233,500 trucks) produced in January 2004. Production totals include joint venture production of 22,000 vehicles in January 2005 and 9,400 vehicles in January 2004.

Also, GM North America's 2005 revised first-quarter production forecast is 1.225 million vehicles (480,000 cars and 745,000 trucks), down 25,000 vehicles from last month's guidance of 1.25 million vehicles. In the first quarter of 2004, GM North America built 1.345 million vehicles (525,000 cars and 820,000 trucks).

GM also announced revised 2005 first-quarter production forecasts for its international regions:

GM Europe - GM Europe's current 2005 first-quarter production estimate is 499,000 vehicles, down 7,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 473,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 first-quarter production forecast is 341,000 vehicles, up 4,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 296,000 vehicles.

GM Latin America, Africa and the Middle East - The region's 2005 revised first-quarter production estimate is 187,000 vehicles, up 6,000 vehicles from last month's guidance. In the first quarter of 2004, the region built 159,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest vehicle manufacturer, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 324,000 people around the world. It has manufacturing operations in 32 (MORE) countries and its vehicles are sold in 200 countries. In 2004, GM sold nearly 9 million cars and trucks globally, up 4 percent and the second-highest total in the company's history. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                               January                  January - January
-------------------------------------------------------------------------------
 Curr S/D:   24                           % Chg
 Prev S/D:   26         2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
Vehicle Total        279,653   299,050      1.3    279,653    299,050      1.3
-------------------------------------------------------------------------------
Car Total            117,386   124,453      2.2    117,386    124,453      2.2
-------------------------------------------------------------------------------
Truck Total          162,267   174,597      0.7    162,267    174,597      0.7
-------------------------------------------------------------------------------
Light Truck Total    159,191   171,939      0.3    159,191    171,939      0.3
-------------------------------------------------------------------------------
Light Vehicle Total  276,577   296,392      1.1    276,577    296,392      1.1
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    Market Division
    Vehicle Total                                     Calendar Year-to-Date
                               January                  January - January
-------------------------------------------------------------------------------
                                          % Chg
                        2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
Buick                 17,403    21,505    -12.3     17,403     21,505    -12.3
Cadillac              14,065    14,761      3.2     14,065     14,761      3.2
Chevrolet            173,989   167,199     12.7    173,989    167,199     12.7
GMC                   31,875    38,902    -11.2     31,875     38,902    -11.2
HUMMER                 1,864     1,927      4.8      1,864      1,927      4.8
Oldsmobile               286     4,201    -92.6        286      4,201    -92.6
Other - Isuzu            550       858    -30.6        550        858    -30.6
Pontiac               24,183    33,071    -20.8     24,183     33,071    -20.8
Saab                   1,638     1,647      7.7      1,638      1,647      7.7
Saturn                13,800    14,979     -0.2     13,800     14,979     -0.2
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  109,545   120,771     -1.7    109,545    120,771     -1.7
-------------------------------------------------------------------------------
Light Truck          159,191   171,939      0.3    159,191    171,939      0.3
-------------------------------------------------------------------------------

Twenty-four selling days for the January period this year and twenty-six for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 January              January - January
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
    Selling Days (S/D)    24      26
-------------------------------------------------------------------------------

Century                1,282     6,794    -79.6      1,282      6,794    -79.6
LaCrosse               5,001         0    ***.*      5,001          0    ***.*
LeSabre                4,127     6,537    -31.6      4,127      6,537    -31.6
Park Avenue              478     1,194    -56.6        478      1,194    -56.6
Regal                    149       798    -79.8        149        798    -79.8
      Buick Total     11,037    15,323    -22.0     11,037     15,323    -22.0
-------------------------------------------------------------------------------
CTS                    3,603     3,278     19.1      3,603      3,278     19.1
DeVille                2,558     5,601    -50.5      2,558      5,601    -50.5
Eldorado                   0         0    ***.*          0          0    ***.*
Seville                   25       421    -93.6         25        421    -93.6
STS                    1,915         0    ***.*      1,915          0    ***.*
XLR                      204       227     -2.6        204        227     -2.6
     Cadillac Total    8,305     9,527     -5.6      8,305      9,527     -5.6
-------------------------------------------------------------------------------
Aveo                   5,305     1,559    268.6      5,305      1,559    268.6
Camaro                     0         7    ***.*          0          7    ***.*
Cavalier               5,115    11,841    -53.2      5,115     11,841    -53.2
Classic                8,101     7,290     20.4      8,101      7,290     20.4
Cobalt                 7,283         0    ***.*      7,283          0    ***.*
Corvette               2,382     2,986    -13.6      2,382      2,986    -13.6
Impala                20,121    19,161     13.8     20,121     19,161     13.8
Malibu                14,362     7,157    117.4     14,362      7,157    117.4
Monte Carlo            3,976     3,863     11.5      3,976      3,863     11.5
Prizm                      0         0    ***.*          0          0    ***.*
SSR                      860       948     -1.7        860        948     -1.7
    Chevrolet Total   67,505    54,812     33.4     67,505     54,812     33.4
-------------------------------------------------------------------------------
Alero                    214     3,534    -93.4        214      3,534    -93.4
Aurora                     1        33    -96.7          1         33    -96.7
Intrigue                   0         4    ***.*          0          4    ***.*
    Oldsmobile Total     215     3,571    -93.5        215      3,571    -93.5
-------------------------------------------------------------------------------
Bonneville               734     2,803    -71.6        734      2,803    -71.6
Firebird                   0         6    ***.*          0          6    ***.*
G6                     4,104         0    ***.*      4,104          0    ***.*
Grand Am               4,485    11,620    -58.2      4,485     11,620    -58.2
Grand Prix             6,123    10,873    -39.0      6,123     10,873    -39.0
GTO                      898       476    104.4        898        476    104.4
Sunfire                2,407     1,761     48.1      2,407      1,761     48.1
Vibe                   2,717     2,644     11.3      2,717      2,644     11.3
     Pontiac Total    21,468    30,183    -22.9     21,468     30,183    -22.9
-------------------------------------------------------------------------------
9-2X                     205         0    ***.*        205          0    ***.*
9-3                    1,139     1,220      1.1      1,139      1,220      1.1
9-5                      294       427    -25.4        294        427    -25.4
       Saab Total      1,638     1,647      7.7      1,638      1,647      7.7
-------------------------------------------------------------------------------
ION                    6,237     7,460     -9.4      6,237      7,460     -9.4
Saturn L Series          981     1,930    -44.9        981      1,930    -44.9
Saturn S Series            0         0    ***.*          0          0    ***.*
      Saturn Total     7,218     9,390    -16.7      7,218      9,390    -16.7
-------------------------------------------------------------------------------
        GM Total     117,386   124,453      2.2    117,386    124,453      2.2
-------------------------------------------------------------------------------
                  GM Car Deliveries by Production Source ***.*
-------------------------------------------------------------------------------
GM North America *   109,545   120,771     -1.7    109,545    120,771     -1.7
-------------------------------------------------------------------------------
GM Import              7,841     3,682    130.7      7,841      3,682    130.7
-------------------------------------------------------------------------------
        GM Total     117,386   124,453      2.2    117,386    124,453      2.2
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  January 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                                 January              January - January
                      ---------------------------------------------------------
                                          %Chg
                        2005      2004   per S/D      2005       2004    %Chg
                      ---------------------------------------------------------
    Selling Days (S/D)    24      26
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           11,037    15,323    -22.0     11,037     15,323    -22.0
Cadillac Total         8,305     9,527     -5.6      8,305      9,527     -5.6
Chevrolet Total       62,200    53,253     26.5     62,200     53,253     26.5
Oldsmobile Total         215     3,571    -93.5        215      3,571    -93.5
Pontiac Total         20,570    29,707    -25.0     20,570     29,707    -25.0
Saturn Total           7,218     9,390    -16.7      7,218      9,390    -16.7
     GM North America
       Total*        109,545   120,771     -1.7    109,545    120,771     -1.7
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Chevrolet Total        5,305     1,559    268.6      5,305      1,559    268.6
Pontiac Total            898       476    104.4        898        476    104.4
Saab Total             1,638     1,647      7.7      1,638      1,647      7.7
     GM Import Total   7,841     3,682    130.7      7,841      3,682    130.7
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           17,403    21,505    -12.3     17,403     21,505    -12.3
Cadillac Total        14,065    14,761      3.2     14,065     14,761      3.2
Chevrolet Total      173,989   167,199     12.7    173,989    167,199     12.7
GMC Total             31,875    38,902    -11.2     31,875     38,902    -11.2
HUMMER Total           1,864     1,927      4.8      1,864      1,927      4.8
Oldsmobile Total         286     4,201    -92.6        286      4,201    -92.6
Other-Isuzu Total        550       858    -30.6        550        858    -30.6
Pontiac Total         24,183    33,071    -20.8     24,183     33,071    -20.8
Saab Total             1,638     1,647      7.7      1,638      1,647      7.7
Saturn Total          13,800    14,979     -0.2     13,800     14,979     -0.2
     GM Total        279,653   299,050      1.3    279,653    299,050      1.3
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  January 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                            January                   January - January
                    -----------------------------------------------------------
                                          % Chg
                        2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)      24        26
-------------------------------------------------------------------------------
Rainier                  893     1,222    -20.8        893      1,222    -20.8
Rendezvous             4,672     4,960      2.0      4,672      4,960      2.0
Terraza                  801         0    ***.*        801          0    ***.*
    Total Buick        6,366     6,182     11.6      6,366      6,182     11.6
-------------------------------------------------------------------------------
Escalade               2,527     2,218     23.4      2,527      2,218     23.4
Escalade ESV             920       787     26.6        920        787     26.6
Escalade EXT             581       722    -12.8        581        722    -12.8
SRX                    1,732     1,507     24.5      1,732      1,507     24.5
  Total Cadillac       5,760     5,234     19.2      5,760      5,234     19.2
-------------------------------------------------------------------------------
Astro                  2,327     2,236     12.7      2,327      2,236     12.7
C/K Suburban(Chevy)    5,036     8,373    -34.8      5,036      8,373    -34.8
Chevy C/T Series          14        20    -24.2         14         20    -24.2
Chevy W Series           134       128     13.4        134        128     13.4
Colorado              10,176     3,016    265.5     10,176      3,016    265.5
Equinox                8,826         0    ***.*      8,826          0    ***.*
Express Cutaway/G Cut  1,285     1,050     32.6      1,285      1,050     32.6
Express Panel/G Van    5,887     4,469     42.7      5,887      4,469     42.7
Express/G Sportvan     1,670       888    103.7      1,670        888    103.7
Kodiak 4/5 Series        839       398    128.4        839        398    128.4
Kodiak 6/7/8 Series      270       182     60.7        270        182     60.7
S/T Blazer               865     3,212    -70.8        865      3,212    -70.8
S/T Pickup                29     1,832    -98.3         29      1,832    -98.3
Tahoe                  8,558    13,395    -30.8      8,558     13,395    -30.8
Tracker                  136     3,065    -95.2        136      3,065    -95.2
TrailBlazer           10,867    20,274    -41.9     10,867     20,274    -41.9
Uplander               3,519         0    ***.*      3,519          0    ***.*
Venture                1,070     2,808    -58.7      1,070      2,808    -58.7
................................................................................
     Avalanche         4,145     6,075    -26.1      4,145      6,075    -26.1
     Silverado-C/K
       Pickup         40,831    40,966      8.0     40,831     40,966      8.0
Chevrolet Fullsize
  Pickups             44,976    47,041      3.6     44,976     47,041      3.6
................................................................................
  Chevrolet Total    106,484   112,387      2.6    106,484    112,387      2.6
-------------------------------------------------------------------------------
Canyon                 2,686       775    275.5      2,686        775    275.5
Envoy                  4,822    10,004    -47.8      4,822     10,004    -47.8
GMC C/T Series            10        36    -69.9         10         36    -69.9
GMC W Series             229       268     -7.4        229        268     -7.4
Safari (GMC)             366       518    -23.5        366        518    -23.5
Savana Panel/G Classic 1,720     1,367     36.3      1,720      1,367     36.3
Savana Special/G Cut     801     1,587    -45.3        801      1,587    -45.3
Savana/Rally             133       156     -7.6        133        156     -7.6
Sierra                12,953    12,063     16.3     12,953     12,063     16.3
Sonoma                    20       604    -96.4         20        604    -96.4
Topkick 4/5 Series       382       445     -7.0        382        445     -7.0
Topkick 6/7/8 Series     648       323    117.3        648        323    117.3
Yukon                  4,002     6,532    -33.6      4,002      6,532    -33.6
Yukon XL               3,103     4,224    -20.4      3,103      4,224    -20.4
     GMC Total        31,875    38,902    -11.2     31,875     38,902    -11.2
-------------------------------------------------------------------------------
HUMMER H1                  9        30    -67.5          9         30    -67.5
HUMMER H2              1,855     1,897      5.9      1,855      1,897      5.9
   HUMMER Total        1,864     1,927      4.8      1,864      1,927      4.8
-------------------------------------------------------------------------------
Bravada                   37       266    -84.9         37        266    -84.9
Silhouette                34       364    -89.9         34        364    -89.9
 Oldsmobile Total         71       630    -87.8         71        630    -87.8
-------------------------------------------------------------------------------
Other-Isuzu F Series      70        67     13.2         70         67     13.2
Other-Isuzu N Series     480       791    -34.3        480        791    -34.3
 Other-Isuzu Total       550       858    -30.6        550        858    -30.6
-------------------------------------------------------------------------------
Aztek                    616     1,688    -60.5        616      1,688    -60.5
Montana                  461     1,200    -58.4        461      1,200    -58.4
Montana SV6            1,638         0    ***.*      1,638          0    ***.*
   Pontiac Total       2,715     2,888      1.8      2,715      2,888      1.8
-------------------------------------------------------------------------------
Relay                  1,283         0    ***.*      1,283          0    ***.*
VUE                    5,299     5,589      2.7      5,299      5,589      2.7
   Saturn Total        6,582     5,589     27.6      6,582      5,589     27.6
-------------------------------------------------------------------------------
     GM Total        162,267   174,597      0.7    162,267    174,597      0.7
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   161,511   173,564      0.8    161,511    173,564      0.8
-------------------------------------------------------------------------------
GM Import                756     1,033    -20.7        756      1,033    -20.7
-------------------------------------------------------------------------------
     GM Total        162,267   174,597      0.7    162,267    174,597      0.7
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   159,191   171,939      0.3    159,191    171,939      0.3
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*          0          0    ***.*
-------------------------------------------------------------------------------
     GM Total        159,191   171,939      0.3    159,191    171,939      0.3
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                     3-1P
                      GM Truck Deliveries - (United States)
                                  January 2005
-------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                            January                   January - January
                    -----------------------------------------------------------
                                          % Chg
                        2005      2004   per S/D      2005       2004     %Chg
-------------------------------------------------------------------------------
  Selling Days (S/D)      24        26
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,366     6,182     11.6      6,366      6,182     11.6
Cadillac Total         5,760     5,234     19.2      5,760      5,234     19.2
Chevrolet Total      106,375   112,309      2.6    106,375    112,309      2.6
GMC Total             31,685    38,676    -11.2     31,685     38,676    -11.2
HUMMER Total           1,864     1,927      4.8      1,864      1,927      4.8
Oldsmobile Total          71       630    -87.8         71        630    -87.8
Other-Isuzu Total         93       129    -21.9         93        129    -21.9
Pontiac Total          2,715     2,888      1.8      2,715      2,888      1.8
Saturn Total           6,582     5,589     27.6      6,582      5,589     27.6
    GM North America
      Total*         161,511   173,564      0.8    161,511    173,564      0.8
-------------------------------------------------------------------------------
Chevrolet Total          109        78     51.4        109         78     51.4
GMC Total                190       226     -8.9        190        226     -8.9
Other-Isuzu Total        457       729    -32.1        457        729    -32.1
    GM Import Total      756     1,033    -20.7        756      1,033    -20.7
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,366     6,182     11.6      6,366      6,182     11.6
Cadillac Total         5,760     5,234     19.2      5,760      5,234     19.2
Chevrolet Total      105,227   111,659      2.1    105,227    111,659      2.1
GMC Total             30,606    37,830    -12.4     30,606     37,830    -12.4
HUMMER Total           1,864     1,927      4.8      1,864      1,927      4.8
Oldsmobile Total          71       630    -87.8         71        630    -87.8
Pontiac Total          2,715     2,888      1.8      2,715      2,888      1.8
Saturn Total           6,582     5,589     27.6      6,582      5,589     27.6
    GM North America
      Total*         159,191   171,939      0.3    159,191    171,939      0.3
-------------------------------------------------------------------------------


                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            6,366     6,182     11.6      6,366      6,182     11.6
Cadillac Total         5,760     5,234     19.2      5,760      5,234     19.2
Chevrolet Total      105,227   111,659      2.1    105,227    111,659      2.1
GMC Total             30,606    37,830    -12.4     30,606     37,830    -12.4
HUMMER Total           1,864     1,927      4.8      1,864      1,927      4.8
Oldsmobile Total          71       630    -87.8         71        630    -87.8
Pontiac Total          2,715     2,888      1.8      2,715      2,888      1.8
Saturn Total           6,582     5,589     27.6      6,582      5,589     27.6
    GM Total         159,191   171,939      0.3    159,191    171,939      0.3
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                        GM Production Schedule - 02/01/05



                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car1 Truck1  Total     GME2 GMLAAM3  GMAP4 Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----

2005 Q1          480    745  1,225      499   187    341     2,252      14    51        284
O/(U) prior
forecast:@        (1)   (24)   (25)      (7)    6      4       (22)     (3)    0          4
-------------  --------------------    ---- ------   ----  ---------
==========================================================================================




                        GMNA                                           Memo: Joint Ventures
                -------------------                          Total     GMNA 1     International 5
Units 000s      Car  Truck   Total     GME  GMLAAM   GMAP  Worldwide   Car  Truck
                ---- ------  ------    ---- ------   ----  ---------   ---- -----
    2001
1st Qtr.         580    634  1,214      538   138     51     1,941      18     9         NA
2nd Qtr.         638    726  1,364      491   165     64     2,084      13    16         NA
3rd Qtr.         574    664  1,238      373   146     74     1,832      11    15         NA
4th Qtr.         573    721  1,294      441   127     67     1,929       9    16         NA
               -----  -----  -----    -----   ---    ---     -----      --    --
     CY        2,365  2,745  5,110    1,842   575    256     7,786      51    56         NA

    2002
1st Qtr.         600    753  1,353      456   131     65     2,005      11    11         NA
2nd Qtr.         688    865  1,553      453   141     74     2,221      15    17         NA
3rd Qtr.         568    740  1,308      408   132     87     1,935      19    20         NA
4th Qtr.         602    824  1,426      453   157     81     2,117      14    25         NA
               -----  -----  -----    -----   ---    ---     -----      --    --
     CY        2,458  3,182  5,640    1,770   561    307     8,278      59    73         NA

    2003
1st Qtr.         591    860  1,451      491   127     77     2,146      19    24         NA
2nd Qtr.         543    837  1,380      488   128     90     2,086      19    24         NA
3rd Qtr.         492    753  1,245      393   135    120     1,893      20    17         NA
4th Qtr.         558    827  1,385      446   157    133     2,121      16    20         NA
               -----  -----  -----    -----   ---   ----     -----      --    --
     CY        2,184  3,277  5,461    1,818   547    420     8,246      74    85         NA

    2004
1st Qtr.         525    820  1,345      473   159    296     2,273      19    19        247
2nd Qtr.         543    846  1,389      503   172    337     2,401      18    48        284
3rd Qtr.         463    746  1,209      411   185    314     2,119      16    43        261
4th Qtr.         466    811  1,277      442   200    386     2,305      17    47        324
               -----  -----  -----    -----   ---  -----     -----      --   ---      -----
     CY        1,997  3,223  5,220    1,829   716  1,333     9,098      70   158      1,116

    2005
1st Qtr. #       480    745  1,225      499   187    341     2,252      14    51        284
               -------------------    -----   ---  -----     -----

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT


This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  February 1, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)